Exhibit 99.1

LIONS GATE ENTERTAINMENT REPORTS THIRD QUARTER
FISCAL 2005 REVENUES OF $190.4 MILLION AND ADJUSTED
EBITDA OF $15.3 MILLION

Company Reports Third Quarter Net Income of $3.4 Million and Adjusted Net
Income of $9.9 Million; 3Q Free Cash Flow From Operations
Generates $32.0 Million

(all amounts in U.S. dollars)

SANTA MONICA, CA, and VANCOUVER, BC, February 9, 2005 – Lions Gate Entertainment (NYSE and TSX: LGF), the premier independent producer and distributor of filmed entertainment, reported revenues of $190.4 million, adjusted EBITDA (earnings before interest, interest rate swap mark-to-market, taxes, depreciation and minority interests, adjusted for stock appreciation rights accrual) of $15.3 million and adjusted net income of $9.9 million, or adjusted basic earnings per share of $0.10, for the third quarter of fiscal 2005 (quarter ended December 31, 2004).

Adjusted net income is prior to a $3.4 million non-cash charge for write-off of deferred financing costs on Lions Gate’s term loan repaid at December 31, 2004, and prior to a $3.2 million charge for stock appreciation rights (SARS). Adjusted EBITDA is prior to the charge for SARS. After inclusion of those charges, net income was $3.4 million and basic earnings per share was $0.03.

Third quarter revenue of $190.4 million increased 170% compared to $70.6 million in the prior year’s third quarter, reflecting Lions Gate’s acquisition and integration of Artisan Entertainment as well as continued growth of the Company’s core businesses. Adjusted EBITDA of $15.3 million compared to EBITDA of negative $30.8 million in the third quarter of fiscal 2004. Adjusted net income of $9.9 million, or adjusted basic earnings per share of $0.10 on 98.1 million weighted average shares outstanding, compared to the prior year third quarter’s adjusted net loss of $33.7 million, or loss per share of $0.43 on 84.4 million weighted average common shares outstanding (after giving effect to modification of warrants and dividends and accretion on the Series A Preferred Shares). There were no charges for SARS and there was a $2.0 million write-off of deferred financing costs included in the prior year’s third quarter. Free cash flow from operations (after debt service) for the current third quarter of $32.0 million compared to negative $25.0 million for the prior year’s third quarter.

The Company continued to achieve growth in all of its core businesses. The nationwide theatrical success of the hit horror film SAW, video releases including OPEN WATER, THE PUNISHER, BARBIE IN THE PRINCE AND THE PAUPER, CARE BEARS: JOURNEY TO JOKE-A-LOT, IT’S A WONDERFUL LIFE, GODSEND and SNL:

WILL FERREL were major revenue drivers in the quarter along with evergreen library sales.

Lions Gate’s nine-month revenues of $610.2 million increased 181% compared to $217.0 million for the nine months ended December 31, 2003, again reflecting the Artisan acquisition as well as continued organic growth of Lions Gate’s core businesses. Adjusted EBITDA of $27.1 million for the nine-month period compared to EBITDA of negative $38.6 million for the previous nine-month period. Adjusted net income of $10.5 million compared to adjusted net loss of $46.8 million for the prior year’s first nine months. Adjusted net income for the 2004 period was prior to the $3.4 million charge for write-off of deferred financing costs on Lions Gate’s term loan repaid at December 31, 2004, and prior to a $7.0 million charge for SARS during the nine-month period. There were no charges for SARS and there was a $2.0 million write-off of deferred financing costs included in the prior year’s nine-month period. Free cash flow (after debt service) for the nine-month period was $81.2 million.

“Our initial five-year business plan, culminating in last year’s integration of Artisan Entertainment, is achieving the strong financial results that we anticipated,” said Lions Gate Chief Executive Officer Jon Feltheimer. “We are entering the next phase of our growth with a full pipeline of product in our core businesses, an eye on accretive strategic acquisitions and a strong platform for expansion into complementary businesses that leverage our key strengths.”

Lions Gate’s upcoming theatrical release slate for the balance of fiscal  05 and fiscal 2006 includes DIARY OF A MAD BLACK WOMAN from Tyler Perry, slated for February 25 release, HOUSE OF D, starring Robin Williams, Anton Yelchin, David Duchovny and Tea Leoni, CRASH, starring Sandra Bullock, Brendan Fraser, Matt Dillon, Don Cheadle and Thandie Newton, this year’s Sundance Film Festival opener HAPPY ENDINGS, starring Maggie Gyllenhaal, Lisa Kudrow and Tom Arnold, recording star Usher’s DYING FOR DOLLY, UNDISCOVERED, starring Pell James, Steven Strait, Kip Pardue and Ashlee Simpson, the recent Sundance acquisitions RIZE and HARD CANDY, and a slate of genre/horror films including SAW 2, Rob Zombie’s THE DEVIL’S REJECTS, HIGH TENSION and UNDEAD.

Upcoming video releases for the rest of fiscal  05 and fiscal  06 reflect a diversified slate that includes the highly-anticipated DVD release of the theatrical film SAW, the next Barbie title, FAIRYTOPIA, the first of eight titles from Lions Gate’s direct-to-video partnership with Marvel, THE AVENGERS, and the hit television comedy series MOONLIGHTING, among numerous other television-to-video titles. Lions Gate Television continues to build its leadership in original programming for cable networks, with the hit series THE DEAD ZONE (USA) and MISSING (Lifetime) in their fourth and second seasons, respectively, and the new comedy series WEEDS slated to debut on Showtime this summer. In addition, Lions Gate Television is producing the reality show THE CUT, hosted by fashion guru Tommy Hilfiger, to debut on CBS in the spring.

Lions Gate senior management will hold its analyst and investor conference call to discuss its third quarter results at 9:00 A.M. EST/6:00 A.M. PST tomorrow, February 10,

2005. Interested parties may participate live in the conference call by calling 1-888-428-4480 (1-612-288-0318 outside the U.S. and Canada). A full digital replay will be available from Thursday morning, February 10, through Thursday, February 17, by dialing 1-800-475-6701 (1-320-365-3844 outside the U.S. and Canada) and using access code #765349.

Lions Gate is the premier independent producer and distributor of motion pictures, television programming, home entertainment, family entertainment and video-on-demand content. Its prestigious and prolific library of approximately 8000 titles is one of the largest in the entertainment industry. The Lions Gate brand name is synonymous with original, daring, quality entertainment in markets around the world.

www.lionsgatefilms.com

*          *          *          *          *

For further information, please contact:

Peter D. Wilkes
310-255-3726
pwilkes@lgf.com or

Russell Nelson
310-255-3858
rnelson@lgf.com

The matters discussed in this press release include forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including risk factors as set forth in Lions Gate’s 8-K filed with the Securities and Exchange Commission on February 9, 2005. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

LIONS GATE ENTERTAINMENT CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	March 31,
	2004	2004
	(Unaudited)
	(All amounts in thousands,
	except share
	amounts)
ASSETS
Cash and cash equivalents	$5,139	$7,089
Restricted cash	20,000	—
Accounts receivable, net of reserve for video returns of $54,932 (March 31, 2004 — $46,985) and provision for doubtful accounts of $7,482 (March 31, 2004 — $11,702)	110,649	129,245
Investment in films and television programs	366,465	406,170
Property and equipment	31,426	29,661
Goodwill	168,705	166,804
Other assets	22,868	23,714

	$725,252	$762,683

LIABILITIES
Bank loans	$75,102	$326,174
Accounts payable and accrued liabilities	112,359	129,724
Film obligations	168,806	114,068
Subordinated notes	215,000	65,000
Mortgages payable	19,063	19,041
Deferred revenue	39,014	38,932
Minority interests	150	135

	629,494	693,074

Commitments and Contingencies
SHAREHOLDERS’ EQUITY
Common shares, no par value, 500,000,000 shares authorized, 100,944,357 at December 31, 2004 and 93,615,896 at March 31, 2004 shares issued and outstanding	302,856	280,501
Series B preferred shares (10 shares issued and outstanding)	—	—
Accumulated deficit	(203,286)	(203,507)
Accumulated other comprehensive loss	(3,812)	(7,385)

	95,758	69,609

	$725,252	$762,683

LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31 ,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	(All amounts in thousands, except per share amounts)
Revenues	$190,398	$70,619	$610,186	$217,005

Expenses:
Direct operating	82,461	42,535	258,610	113,131
Distribution and marketing	80,263	34,660	282,546	102,910
General and administration	15,582	9,300	49,482	23,647
Severance and relocation costs	—	5,934	—	5,934
Write-down of other assets	—	8,064	—	8,064
Depreciation	835	718	2,224	1,748

Total expenses	179,141	101,211	592,862	255,434

Operating Income (Loss)	11,257	(30,592)	17,324	(38,429)

Other Expenses (Income):
Interest	8,201	4,808	19,277	9,017
Interest rate swaps mark-to-market	(419)	(688)	(2,408)	(950)
Minority interests	(19)	—	2	—
Other income	—	—	(825)	—
Equity interests	—	948	200	1,959

Total other expenses, net	7,763	5,068	16,246	10,026

Income (Loss) Before Income Taxes	3,494	(35,660)	1,078	(48,455)
Income tax provision	141	84	857	315

Net Income (Loss)	3,353	(35,744)	221	(48,770)
Modification of warrants	—	(2,031)	—	(2,031)
Dividends on Series A preferred shares	—	(66)	—	(320)
Accretion and amortization on Series A preferred shares	—	(73)	—	(575)

Net Income (Loss) Available to Common Shareholders	$3,353	$(37,914)	$221	$(51,696)

Basic and Diluted Income (Loss) Per Common Share	$0.03	$(0.45)	$0.00	$(0.81)

LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

						Accumulated
			Series B			Other
	Common Shares		Preferred Shares		Accumulated	Comprehensive
	Number	Amount	Number	Amount	Deficit	Loss	Total
			(All amounts in thousands, except share amounts)
Balance at March 31, 2003	43,231,921	$159,549	10	$—	$(108,350)	$(7,567)	$43,632
Issuance of common shares	44,951,056	103,176					103,176
Exercise of stock options	955,562	2,609					2,609
Exercise of warrants	275,400	1,377					1,377
Modification of stock options	—	1,740					1,740
Modification of warrants	—	2,031					2,031
Redemption of Series A preferred shares	—	566					566
Conversion of Series A preferred shares	4,201,957	9,453					9,453
Net loss available to common shareholders					(95,157)		(95,157)
Foreign currency translation adjustments						(440)	(440)
Net unrealized gain on foreign exchange contracts						622	622

Balance at March 31, 2004	93,615,896	280,501	10	—	(203,507)	(7,385)	69,609
Exercise of stock options	4,091,790	11,149					11,149
Exercise of warrants	3,220,867	10,842					10,842
Issued to directors for services	15,804	137					137
Modification of stock options	—	227					227
Net income available to common shareholders					221		221
Foreign currency translation adjustments						3,497	3,497
Net unrealized gain on foreign exchange contracts						76	76

Balance at December 31, 2004	100,944,357	$302,856	10	$—	$(203,286)	$(3,812)	$95,758

LIONS GATE ENTERTAINMENT CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months	Nine Months
	Ended	Ended
	December 31,	December 31,
	2004	2003
	(All amounts in thousands)
Operating activities:
Net income (loss)	$221	$(48,770)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property and equipment	2,224	1,748
Amortization and write-off of deferred financing costs	5,998	3,284
Amortization of films and television programs	169,163	87,188
Amortization of intangible assets	1,644	—
Relocation costs	—	2,131
Write-down of other assets	—	8,064
Gain on disposition of assets	(666)	—
Interest rate swaps mark-to-market	(2,408)	(950)
Non-cash stock-based compensation	364	1,064
Minority interests	2	—
Equity interests	200	1,959
Changes in operating assets and liabilities:
Increase in restricted cash	(20,000)	—
Accounts receivable, net	17,137	(5,034)
Increase in investment in films and television programs	(125,387)	(100,976)
Other assets	(1,263)	3,968
Future income taxes	—	(2,214)
Accounts payable and accrued liabilities	(16,157)	8,334
Film obligations	51,555	(11,453)
Deferred revenue	507	116

Net cash flows provided by (used in) operating activities	83,134	(51,541)

Financing activities:
Issuance of common shares	21,991	104,589
Redemption of Series A preferred shares	—	(18,090)
Dividends paid on Series A preferred shares	—	(254)
Financing fees	(1,077)	(11,287)
Increase (decrease) in bank loans	(251,212)	82,507
Increase in subordinated notes, net of issue costs	145,390	56,663
Decrease in production loans	—	(1,273)
Decrease in debt	(1,585)	(7,912)

Net cash flows provided by (used in) financing activities	(86,493)	204,943

Investing activities:
Cash received from disposition of assets, net	1,172	—
Acquisition of Artisan Entertainment Inc, net of cash acquired	—	(149,559)
Purchase of property and equipment	(1,952)	(445)

Net cash flows used in investing activities	(780)	(150,004)

Net change in cash and cash equivalents	(4,139)	3,398
Foreign exchange effect on cash	2,189	(835)
Cash and cash equivalents — beginning of period	7,089	6,851

Cash and cash equivalents — end of period	$5,139	$9,414

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF NET INCOME (LOSS) TO CANADIAN GAAP

	Net Income (Loss)
	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	(All amounts in thousands)
As reported under U.S. GAAP	$3,353	$(35,744)	$221	$(48,770)
Adjustment for capitalized pre-operating cost	—	(154)	—	(462)
Stock-based compensation	(529)	138	(1,391)	(478)
Adjustment for accretion on subordinated notes	(1,946)	(190)	(3,182)	(190)
Adjustment for amortization of subordinated notes issue costs	47	—	122	—
Adjustment for amortization and write-off of deferred debt financing costs	(266)	—	(98)	—
Provision for debentures and other receivables due from CinéGroupe	—	8,064	—	8,064
Adjustment for consolidation of CinéGroupe	—	(2,333)	—	(2,333)
Adjustment for interest rate swaps mark-to-market	(158)	(688)	(474)	(950)

Net income (Loss) under Canadian GAAP	$501	$(30,907)	$(4,802)	$(45,119)

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF EBITDA TO NET INCOME (LOSS)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	(All amounts in thousands)
EBITDA, as defined	$12,092	$(30,822)	$20,173	$(38,640)
Depreciation	(835)	(718)	(2,224)	(1,748)
Interest	(8,201)	(4,808)	(19,277)	(9,017)
Interest rate swaps mark-to-market	419	688	2,408	950
Minority interests	19	—	(2)	—
Income tax provision	(141)	(84)	(857)	(315)

Net Income (Loss)	$3,353	$(35,744)	$221	$(48,770)

EBITDA is defined as earnings before interest, interest rate swaps mark-to-market, income tax provision, depreciation and minority interests.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	(All amounts in thousands)
Net Income (Loss)	$3,353	$(35,744)	$221	$(48,770)
Stock appreciation rights expense	3,180	—	6,950	—
Write-off of deferred financing costs	3,354	2,017	3,354	2,017

Adjusted Net Income (Loss), as defined	$9,887	$(33,727)	$10,525	$(46,753)

Adjusted net income (loss) is defined as net income (loss) before stock appreciation rights expense and write-off of deferred financing costs.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF BASIC INCOME (LOSS) PER COMMON SHARE TO ADJUSTED
BASIC INCOME (LOSS) PER COMMON SHARE

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	(All amounts in thousands)
Basic Income (Loss) Per Common Share	$0.03	$(0.45)	$0.00	$(0.81)
Stock appreciation rights expense per share	0.03	—	0.07	—
Write-off of deferred financing costs per share	0.04	0.02	0.04	0.03

Adjusted Basic Income (Loss) Per Common Share, as defined	$0.10	$(0.43)	$0.11	$(0.78)

Adjusted basic net income (loss) per common share is defined as basic net income (loss) per common share before stock appreciation rights expense per share and write-off of deferred financing costs per share.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	(All amounts in thousands)
Adjusted EBITDA, as defined	$15,272	$(30,822)	$27,123	$(38,640)
Depreciation	(835)	(718)	(2,224)	(1,748)
Interest	(8,201)	(4,808)	(19,277)	(9,017)
Interest rate swaps mark-to-market	419	688	2,408	950
Minority interests	19	—	(2)	—
Income tax provision	(141)	(84)	(857)	(315)
Stock appreciation rights expense	(3,180)	—	(6,950)	—

Net Income (Loss)	$3,353	$(35,744)	$221	$(48,770)

Adjusted EBITDA is defined as earnings before interest, interest rate swaps mark-to-market, income tax provision, depreciation and minority interests, adjusted for stock appreciation rights expense.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES TO
FREE CASH FLOW FROM OPERATIONS (AFTER DEBT SERVICE)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
	(All amounts in thousands)
Net Cash Flows Provided By (Used In) Operating Activities	$33,795	$(24,789)	$83,134	$(51,541)
Purchase of property and equipment	(1,777)	(210)	(1,952)	(445)

Free Cash Flow From Operations (after debt service), as defined	$32,018	$(24,999)	$81,182	$(51,986)

Free cash flow is defined as cash flows provided by (used in) operating activities less purchases of property and equipment.